EXHIBIT 10.1



                        CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-82698 and 333-56040 pertaining to employee benefit plans of Ciba Specialty Chemicals Holding Inc.) of our report dated January 17, 2003 with respect to the consolidated financial statements of Ciba Specialty Chemicals Holding Inc. included in the Annual Report (Form 20-F) for the year ended December 31, 2002.

Ernst & Young Ltd

/s/ Eric Ohlund                           /s/ Martin Mattes
Eric Ohlund                               Martin Mattes



Zurich, February 3, 2003